Exhibit 10.77

Execution Copy

November 20, 2013

Sabine Pass Liquefaction, LLC

700 Milam St., Suite 800

Houston, Texas 77002

Attention: Treasurer

Telephone: 713-375-5290

Fax: 713-375-6000

Email: graham.mcarthur@cheniere.com

Re: Waiver and Assignment of O&M Agreement; Amendment to Common Terms Agreement

Ladies and Gentlemen:

Reference is made to (a) the Amended and Restated Common Terms Agreement, dated as of May 28, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Sabine Pass Liquefaction, LLC (“Borrower”), each Secured Debt Holder Group Representative, each Secured Hedge Representative and each Secured Gas Hedge Representative party thereto from time to time and Société Générale as the Intercreditor Agent and the Common Security Trustee, (b) the Intercreditor Agreement, dated as of May 28, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “Intercreditor Agreement”), by and among each Secured Debt Holder Group Representative, each Secured Hedge Representative and each Secured Gas Hedge Representative party thereto from time to time, the Intercreditor Agent and the Common Security Trustee, (c) the Amended and Restated Credit Agreement (Term Loan A), dated as of May 28, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “Term Loan A Credit Agreement”), among the Borrower, each Commercial Bank Lender party thereto from time to time, Société Générale, as Commercial Banks Facility Agent and the Common Security Trustee, (d) the KEXIM Direct Facility Agreement, dated as of May 28, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “KEXIM Direct Facility Agreement”), among the Borrower, the Export-Import Bank of Korea (“KEXIM”) as the KEXIM Direct Facility Lenders, Shinhan Bank New York Branch as the KEXIM Facility Agent, and the Common Security Trustee, (e) the KEXIM Covered Facility Agreement, dated as of May 28, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “KEXIM Covered Facility Agreement”), among the Borrower, the KEXIM Covered Facility Lenders party thereto from time to time, KEXIM, the KEXIM Facility Agent, and the Common Security Trustee and (f) the KSURE Covered Facility Agreement, dated as of May 28, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “KSURE Covered Facility Agreement”), among the Borrower, the KSURE Covered Facility Lenders party thereto from time to time, The Korea Development Bank, New York Branch as the KSURE Covered Facility Agent, and the Common Security Trustee. Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

1. Consents, Waiver and Amendments. On the Effective Date, the undersigned, comprising the Majority Aggregate Secured Credit Facilities Debt Participants, hereby consent to the following:

a.	Pursuant to Section 7.9(a)(ii) of the Common Terms Agreement and Section 4.1(i) of the Intercreditor Agreement, the Borrower’s consent to the assignment by Cheniere Energy Partners GP, LLC (“CQP GP”) of all of its rights, titles and interests in, to and under the O&M Agreement to Cheniere Energy Investments, LLC (“CEILLC”) (the “Assignment”) in accordance with the assignment and assumption agreement, dated the date hereof, by and between CQP GP and CEILLC (the “Assignment and Assumption Agreement”), attached hereto as Exhibit A.

b.	Pursuant to Section 2(j)(i) of the amended and restated consent and agreement, dated May 28, 2013, between Cheniere LNG O&M Services, LLC (“O&M Services”), CQP GP, the Common Security Trustee and the Borrower and Section 4.1(i) of the Intercreditor Agreement, the waiver of the requirement to give thirty (30) days’ prior notice of the Assignment to the Common Security Trustee.

c.	Pursuant to Sections 5.4(a)(ii)(D) and 5.5 of the Common Terms Agreement, Sections 4.1(i) and 4.5(c) of the Intercreditor Agreement, Section 6.04(b)(iv) of the Term Loan A Credit Agreement, Section 6.04(b)(iv) of the KEXIM Direct Facility Agreement, Section 6.04(a)(ii)(D) of the KEXIM Covered Facility Agreement, and Section 6.04(a)(ii)(D) of the KSURE Covered Facility Agreement, the Common Terms Agreement is hereby amended as follows:

i.	Schedule 5.4(j) (Lien Waivers) of the Common Terms Agreement is deleted in its entirety and replaced with the following:

Lien Waivers. Each of the Facility Agents shall have received (i) the interim conditional and unconditional Lien Waivers executed by the EPC Contractor and required to be delivered with the then-current monthly invoice pursuant to the EPC Contracts in effect as of the Closing Date and (ii) evidence that the EPC Contractor has received interim conditional Lien Waivers in respect of the current invoices and interim unconditional Lien Waivers in respect of all Work billed for under the previous invoices from all of its Major Subcontractors and Major Sub-subcontractors (each as defined in the applicable EPC Contract), and the insertions in such interim Lien Waivers shall be satisfactory to each of the Facility Agents, the Independent Engineer and the Title Company.

ii.	Schedule 5.5(r) (Lien Waivers) of the Common Terms Agreement is deleted in its entirety and replaced with the following:

Lien Waivers. Each of the Facility Agents shall have received (i) the interim conditional and unconditional Lien Waivers executed by the EPC

Contractor and required to be delivered with the then-current monthly invoice pursuant to the EPC Contracts in effect as of the Closing Date and (ii) evidence that the EPC Contractor has received interim conditional Lien Waivers in respect of the current invoices and interim unconditional Lien Waivers in respect of all Work billed for under the previous invoices from all of its Major Subcontractors and Major Sub-subcontractors (each as defined in the applicable EPC Contract), and the insertions in such interim Lien Waivers shall be satisfactory to each of the Facility Agents, the Independent Engineer and the Title Company.

2. Effective Date. This consent, waiver and amendment shall be effective on the date on which the Common Security Trustee shall have received fully executed copies of the following (the “Effective Date”):

a.	a second amended and restated consent and agreement, dated the date hereof, between O&M Services, CEILLC, the Common Security Trustee and the Borrower (the “Second Amended and Restated Consent and Agreement”), attached hereto as Exhibit B;

b.	an opinion of counsel with respect to the due authorization, execution and delivery of the Assignment and Assumption Agreement and the Second Amended and Restated Consent and Agreement and their validity and enforceability against the Borrower, O&M Services and CEILLC (as applicable), attached hereto as Exhibit C;

c.	resolutions, duly adopted by the Borrower, O&M Services and CEILLC, authorizing the execution, delivery and performance of the Assignment and Assumption Agreement and the Second Amended and Restated Consent and Agreement (as applicable), attached hereto as Exhibit D;

d.	incumbency and specimen signatures of each manager, officer, or member (as applicable) of O&M Services and CEILLC executing the Assignment and Assumption Agreement and the Second Amended and Restated Consent and Agreement (as applicable), attached hereto as Exhibit E; and

e.	the assignment and assumption agreement, dated as of the date hereof, by and between CQP GP and CEILLC, evidencing the assignment by CQP GP of all of its rights, titles and interests in, to and under the Amended and Restated Services and Secondment Agreement to CEILLC, attached hereto as Exhibit F.

3. Effectiveness. The consents, waiver and amendments set forth herein shall be effective only in the specific instances described herein and for the specific purposes for which they were given, and nothing herein shall be construed to limit or bar any rights or remedies of any Secured Party. For the avoidance of doubt and without limiting the generality of the foregoing, no other change, amendment, consent or waiver with respect to the terms and provisions of any other Financing Document, Material Project Document or Additional Material

Project Document is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect). Nothing herein shall be construed as or deemed to be (a) a waiver or consent by the Majority Aggregate Secured Credit Facilities Debt Participants of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, Material Project Document or Additional Material Project Document or (b) a guide to, or an intent or indication of, future actions or decisions by any Secured Party.

4. Governing Law. This consent, waiver and amendment letter shall for all purposes be governed by and construed in accordance with the laws of the State of New York, United States of America, without any reference to the conflict of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

5. Intercreditor Voting and Direction.

a.	With respect to the Term Loan A Credit Agreement, by their signature below, each of the undersigned Commercial Bank Lenders instructs the Commercial Banks Facility Agent to (i) cast its vote for the consents, waiver and amendments set forth herein in accordance with Section 3.4(b)(iii) of the Intercreditor Agreement, (ii) execute this consent, waiver and amendment letter and (iii) direct the Intercreditor Agent to execute this consent, waiver and amendment letter.

b.	With respect to the KEXIM Direct Facility, by its signature below, KEXIM instructs the KEXIM Facility Agent to (i) cast its vote for the consents, waiver and amendments set forth herein in accordance with Section 3.4(b)(iii) of the Intercreditor Agreement, (ii) execute this consent, waiver and amendment letter and (iii) direct the Intercreditor Agent to execute this consent, waiver and amendment letter.

c.	With respect to the KEXIM Covered Facility, by its signature below, in accordance with Section 9.13 of the KEXIM Covered Facility Agreement, KEXIM instructs the KEXIM Facility Agent, on behalf of all KEXIM Covered Facility Lenders, to (i) cast its vote for the consents, waiver and amendments set forth herein in accordance with Section 3.4(b)(iii) of the Intercreditor Agreement, (ii) execute this consent, waiver and amendment letter and (iii) direct the Intercreditor Agent to execute this consent, waiver and amendment letter.

d.	With respect to the KSURE Covered Facility, by its signature below, in accordance with Section 9.13 of the KSURE Covered Facility Agreement, KSURE instructs the KSURE Covered Facility Agent, on behalf of all KSURE Covered Facility Lenders, to (i) cast its vote for the consents, waiver and amendments set forth herein in accordance with Section 3.4(b)(iii) of the Intercreditor Agreement, (ii) execute this consent, waiver and amendment letter and (iii) direct the Intercreditor Agent to execute this consent, waiver and amendment letter.

e.	Based on the instructions above, each of the Commercial Banks Facility Agent, the KEXIM Facility Agent and the KSURE Covered Facility Agent, constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this consent, waiver and amendment letter. By its signature below, the Intercreditor Agent directs the Common Security Trustee to execute this consent, waiver and amendment letter.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Secured Debt Holder Group Representative for the Commercial Banks Facility, Common Security Trustee, Intercreditor Agent, and Commercial Bank Lender

By:

Name:	Ellen Turkel
Title:	Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

THE EXPORT-IMPORT BANK OF KOREA

By:

Name:	Kwang In Lee
Title:	Director General

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

THE KOREA DEVELOPMENT BANK, NEW YORK BRANCH, as the Secured Debt Holder Group Representative for the KSURE Covered Facility and the KSURE Covered Facility Agent

By:

Name:	Joe Ikkim
Title:	General Manager

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

SHINHAN BANK NEW YORK BRANCH,

as the Secured Debt Holder Group Representative for the KEXIM Direct Facility, the Secured Debt Holder Group Representative for the KEXIM Covered Facility and the KEXIM Facility Agent

By:

Name:
Title:

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Commercial Bank Lender

By:

Name:	Jonathan B. Lindenberg
Title:	Managing Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Commercial Bank Lender

By:

Name:	Evan S. Levy
Title:	Managing Director

By:

Name:	George Councill
Title:	Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

UNION BANK, N.A., as Commercial Bank Lender

By:

Name:	BRYAN P. READ
Title:	VICE PRESIDENT

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Commercial Bank Lender

By:

Name:	Vipul Dhadda
Title:	Authorized Signatory

By:

Name:	Michael Spaight
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Commercial Bank Lender

By:

Name:	Muhammad Hasan
Title:	Vice President

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION, as Commercial Bank Lender

By:

Name:	Duncan Caird
Title:	Managing Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC., as Commercial Bank Lender

By:

Name:	Dmitriy Barskiy
Title:	Vice President

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA, as Commercial Bank Lender

By:

Name:	Jason S. York
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

STANDARD CHARTERED BANK, as Commercial Bank Lender

By:

Name:	Ishrat Jahan Siddiqi
Title:	Associate, Standard Chartered Bank

By:

Name:	Maryam Buenaventura
Title:	Associate, Standard Chartered Bank

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

SOVEREIGN BANK, N.A., as Commercial Bank Lender

By:

Name:	JORGE CAMINA
Title:	MANAGING DIRECTOR

By:

Name:	Manuel Perez Cochel
Title:	SVP.

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,, as Commercial Bank Lender

By:

Name:
Title:

Angel Rivera
Vice President
Banco Bilbao Vizcaya Argentaria NY
1345 Avenue of the Americas
New York, NY 10105

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

ING CAPITAL LLC, as Commercial Bank Lender

By:

Name:	Subha Pasumarti
Title:	Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

LLOYDS BANK PLC (f/k/a LLOYDS TSB BANK PLC), as Commercial Bank Lender

By:

Name:	Stephen Giacolone
Title:	Assistant Vice President – G011

By:

Name:	Dennis McClellan
Title:	Assistant Vice President – M040

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

MIZUHO BANK, LTD., as Commercial Bank Lender

By:

Name:	BRIAN CALDWELL
Title :	SENIOR VICE PRESIDENT

By:

Name:	Stephen Hughes
Title:	Vice President

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

LANDESBANK BADEN-WÜRTTEMBERG, as Commercial Bank Lender

By:

Name:	MARY POWER
Title:	CONSULTANT

By:

Name:	LEONARD CRANN
Title:	GENERAL MANAGER

i.v. Sven Schindler
Sven Schindler Landesbank Baden-Wurtemburg, NY Branch Head of Controlling & Accounting Deputy Branch Manager

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NOVA SCOTIA, as Commercial Bank Lender

By:

Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

CRÉDIT INDUSTRIEL ET COMMERCIAL, as Commercial Bank Lender

By:

Name:	Mark D. PALIN
Title:	Vice President

By:

Name:	Raphael VINCENS
Title:	Analyst

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

HSBC BANK PLC, as Commercial Bank Lender

By:

Name:	MIKE BONNILI
Title:	DIRECTOR, PROJECT AND EXPORT FINANCE

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

SIEMENS FINANCIAL SERVICES, INC., as Commercial Bank Lender

By:

Name:	Patrick N. Riley
Title:	Vice President

By:

Name:	Richard Tesler
Title:	Vice President

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Commercial Bank Lender

By:

Name:	Nicholas A. Matacchieri
Title:	Vice President

By:

Name:	Francesco Di Mario
Title:	First Vice President

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

SUMITOMO MITSUI BANKING CORPORATION, as Commercial Bank Lender

By:

Name:	HIROFUMI OTSUKA
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Commercial Bank Lender

By:

Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as Commercial Bank Lender

By:

Name:	Jonathan J. Kim
Title:	Authorized Signatory

By:

Name:	Josh Hogarth
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this consent and amendment letter to be executed by their respective authorized officers as of the day and year first above written.

GOLDMAN SACHS BANK USA,
as Commercial Bank Lender

By:

Name:	Michelle Latzoni
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

ACKNOWLEDGED AND AGREED:
SABINE PASS LIQUEFACTION, LLC

By:

Name:	Graham A. McArthur
Title:	Treasurer

SIGNATURE PAGE TO CONSENT, WAIVER OF O&M ASSIGNMENT, CTA AMENDMENT

Exhibit A

[Assignment and Assumption Agreement]

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of November 20, 2013 (the “Effective Date”), is by and between Cheniere Energy Partners GP, LLC, a Delaware limited liability company (“Assignor”), and Cheniere Energy Investments, LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

WHEREAS, Assignor is party to that certain Operation and Maintenance Agreement (Sabine Pass Liquefaction Facilities) among Assignor, Cheniere LNG O&M Services, LLC, and Sabine Pass Liquefaction, LLC (“Owner”), dated as of May 14, 2012 (the “SPL O&M Agreement”);

WHEREAS, Assignor desires to transfer, assign and convey all of Assignor’s rights, titles, obligations, liabilities and interests in and under the SPL O&M Agreement to Assignee, and Assignee desires to assume all of Assignor’s rights, titles, obligations, liabilities and interests in and under the SPL O&M Agreement in accordance and with the terms and conditions of this Assignment; and

WHEREAS, pursuant to Article XV of the SPL O&M Agreement, Assignor is required to obtain a prior written consent of the Owner and any requisite Governmental Approval (as defined in the SPL O&M Agreement) with respect to the assignment and acceptance of the SPL O&M Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as set forth below.

AGREEMENT:

1. Assignment. Assignor hereby transfers, assigns, conveys and sets over unto Assignee all of Assignor’s rights, titles and interests in, to and under the SPL O&M Agreement arising on and after the Effective Date.

2. Assumption. Assignee, for itself, its successors and assigns, hereby accepts the assignment of the SPL O&M Agreement and hereby assumes and agrees to pay, perform, fulfill, discharge, and comply with all covenants, claims, liabilities and obligations, which are to be paid, performed, fulfilled, discharged and complied with by Assignor under the SPL O&M Agreement on and after the Effective Date.

3. Consent and Release. Owner hereby consents to the assignment and assumption of the SPL O&M Agreement, as set forth in Sections 1 and 2 above, and hereby releases the Assignor from all its duties and obligations with respect to the SPL O&M Agreement arising on and after the Effective Date.

4. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee as follows:

a. This Assignment has been duly executed and delivered by Assignor, and constitutes, Assignor’s valid and binding obligation enforceable against Assignor in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles.

b. The execution, delivery and performance of this Assignment by Assignor does not and will not: (i) violate any applicable provision of law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any governmental authority; (ii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Assignor is a party or by which it is bound or to which its properties or assets is subject; or (iii) result in the creation or imposition of any lien, pledge, hypothecation, mortgage, security interest, escrow, charge, equity interest, option, obligation, undertaking, license, claim, demand, or any other restriction, condition or encumbrance of any kind (collectively, “Encumbrance”) upon any of the properties or assets of Assignor.

c. Assignor has obtained all Governmental Approvals that are required for the assignment of the SPL O&M Agreement.

5. Representations and Warranties of Assignee. Assignee hereby represents and warrants to Assignee as follows:

a. This Assignment has been duly executed and delivered by Assignee, and constitutes Assignee’s valid and binding obligation enforceable against Assignee in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles.

b. The execution, delivery and performance of this Assignment by Assignee does not and will not: (i) violate any applicable provision of law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any governmental authority; (ii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Assignee is a party or by which it is bound or to which its properties or assets is subject; or (iii) result in the creation or imposition of any Encumbrance of any kind upon any of the properties or assets of Assignee.

6. Assignee’s Indemnification of Assignor. Assignee shall and does hereby agree to indemnify, defend and hold Assignor harmless from and against all damages, liabilities, obligations, actions, suits, proceedings and claims, and all costs and expenses, including but not limited to reasonable attorneys’ fees and court costs, incurred by Assignor, its successors, legal representatives and assigns in connection with the SPL O&M Agreement, based upon or arising out of any breach of the SPL O&M Agreement by Assignee occurring on and after the Effective Date.

7. Assignor’s Indemnification of Assignee. Assignor shall and does hereby agree to indemnify, defend and hold Assignee harmless from and against all damages, liabilities, obligations, actions, suits, proceedings and claims, and all costs and expenses, including but not limited to reasonable attorneys’ fees and court costs, incurred by Assignee, its successors, legal representatives and assigns in connection with the SPL O&M Agreement, based upon or arising out of any breach of the SPL O&M Agreement by Assignor occurring prior to the Effective Date.

8. Further Assurances. Assignor and Assignee shall execute, acknowledge and deliver all such further documents, and shall take such further actions, as may be necessary or appropriate more fully to assure to Assignee or its successors and assigns the assignment to Assignee of all of the rights, titles and interests conveyed, or intended to be conveyed, to Assignee hereby and more fully to assure to Assignor or its successor and assigns the assumption by Assignee of the covenants, claims, liabilities and obligations assumed, or intended to be assumed, by Assignee hereby.

9. No Third Party Beneficiaries. Nothing expressed or implied in this Assignment is intended to confer upon any person, other than Assignor and Assignee and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment.

10. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Texas (excluding any conflicts of law rules).

11. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

12. Counterparts. The parties agree that this Assignment may be executed by the parties in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13. Headings. The headings in this Assignment are for purposes of reference only and do not affect the meaning of this Assignment.

*            *             *

Assignor and Assignee, intending to be legally bound , have caused this Assignment to be executed by its duly authorized representatives as of the date set forth above.

ASSIGNOR:

CHENIERE ENERGY PARTNERS GP, LLC

By:

Name:	H. Davis Thames
Title:	Senior Vice President and Chief Financial Officer

ASSIGNEE:

CHENIERE ENERGY INVESTMENTS, LLC

By:

Name:	Graham A. McArthur
Title:	Treasurer

CONSENTED AND AGREED:

SABINE PASS LIQUEFACTION, LLC

By:

Name:	Graham A. McArthur
Title:	Treasurer

The undersigned consents to and acknowledges this Assignment:

CHENIERE LNG O&M SERVICES, LLC

By:

Name:	H. Davis Thames
Title:	Chief Financial Officer

ASSIGNMENT AND ASSUMPTION AGREEMENT (SPL O&M AGREEMENT)

Exhibit B

[Second Amended and Restated Consent and Agreement]

SECOND AMENDED AND RESTATED CONSENT AND AGREEMENT

THIS SECOND AMENDED AND RESTATED CONSENT AND AGREEMENT (this “Consent and Agreement”), dated as of November 20, 2013, is made between CHENIERE LNG O&M SERVICES, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“O&M Services”), CHENIERE ENERGY INVESTMENTS, LLC, a limited liability company duly organized and validly existing under the laws of the state of Delaware (“CEILLC” and together with O&M Services, the “Obligors”, and each an “Obligor”), and SOCIÉTÉ GÉNÉRALE, in its capacity as common security trustee (together with its permitted successors and assigns in such capacity, the “Common Security Trustee”) under the Security Documents and is acknowledged and agreed to by SABINE PASS LIQUEFACTION, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Assignor”).

WITNESSETH

WHEREAS, the Assignor, various secured debt holder group representatives, secured hedge representatives, secured gas hedge representatives and agents, and the Common Security Trustee are parties to the Amended & Restated Common Terms Agreement dated as of May 28, 2013 (as amended, modified and supplemented and in effect from time to time, the “Common Terms Agreement” and together with one or more credit agreements, indentures and other financing agreements entered into in connection therewith, the “Financing Documents”) which govern the making of loans and extensions of other credit to the Assignor for the purpose of financing a portion of the cost of constructing and operating the Assignor’s LNG liquefaction facility located adjacent to an existing LNG receiving and regasification terminal in Cameron Parish, Louisiana and related expenses;

WHEREAS, the Assignor, O&M Services and Cheniere Energy Partners GP, LLC (the “Original Operator”) entered into the Operation and Maintenance Agreement, dated as of May 14, 2012 (as amended, restated, modified or otherwise supplemented and in effect from time to time, the “Assigned Agreement”);

WHEREAS, the Original Operator has assigned all of its rights and obligations under the Assigned Agreement to CEILLC, pursuant to an Assignment and Assumption Agreement dated on or about the date hereof between Original Operator and CEILLC;

WHEREAS, as security for the loans made by the lenders under the Financing Documents, the Assignor has assigned, pursuant to the security documents entered into between the Assignor and the Common Security Trustee (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Documents”), all of its right, title and interest in, to and under, and granted a security interest in, the Assigned Agreement to the Common Security Trustee on behalf of the secured parties identified therein (the “Secured Parties”);

1

WHEREAS, the Assignor, O&M Services, the Original Operator and the Common Security Trustee entered into that certain amended and restated consent and agreement, dated as of May 28, 2013 (the “Original Consent and Agreement”) setting forth their agreement with respect to certain matters regarding the Assigned Agreement; and

WHEREAS, the parties hereto desire to amend and restate the Original Consent and Agreement as set forth below;

NOW THEREFORE, as an inducement to the lenders to make the loans, and in consideration of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Common Terms Agreement. Unless otherwise stated, references herein to any Person shall include its successors and permitted assigns and, in the case of any Governmental Authority, any Person succeeding to its functions and capacities.

2. Consent and Agreement.

(a) Each Obligor hereby acknowledges and irrevocably consents to the assignment by the Assignor pursuant to the Borrower Security Agreement of all of Assignor’s right, title and interest in the Assigned Agreement (including, to the extent the Assignor has such rights, title and interest, (i) the rights, title and interest with respect to each subcontract entered into in connection with the Assigned Agreement and (ii) the rights, title and interest with respect to each form of credit support for performance of security provided in connection with the Assigned Agreement) to the Common Security Trustee as collateral security for the payment and performance by the Assignor of the Secured Obligations (as defined in the Borrower Security Agreement).

(b) Each Obligor acknowledges the right of the Common Security Trustee, upon the occurrence and during the continuance of an Event of Default under the Common Terms Agreement and delivery by the Common Security Trustee of written notice of such Event of Default to such Obligor, to exercise and enforce all rights of the Assignor under the Assigned Agreement in accordance with the terms of the Assigned Agreement to the extent provided in the Financing Documents.

(c) Upon the occurrence and during the continuance of an Event of Default under the Common Terms Agreement and the exercise by the Common Security Trustee of any of the remedies set forth in the Security Documents, the Common Security Trustee may assign its rights and interests and the rights and interests of the Assignor under the Assigned Agreement to any Person that (i) is a purchaser or transferee of the Project and (ii) assumes the obligations of the Assignor under the Assigned Agreement. Prior to any such assignment, the Common Security Trustee shall provide written notice of such Event of Default and exercise of remedies by the Common Security Trustee to each Obligor.

2

(d) Each Obligor acknowledges and agrees, notwithstanding anything to the contrary contained in the Assigned Agreement, that neither of the following events shall constitute a default by the Assignor under the Assigned Agreement or require the consent of such Obligor: (i) the construction or operation of the Project by or on behalf of the Common Security Trustee following the occurrence and continuance of an Event of Default under the Common Terms Agreement and the related documents or (ii) foreclosure or any other enforcement of the Security Documents by the Common Security Trustee.

(e) If Assignor defaults under the Assigned Agreement, each Obligor shall, before terminating the Assigned Agreement or exercising any other remedy, give written notice to the Common Security Trustee specifying the default and the steps necessary to cure the same and the Common Security Trustee shall have ninety (90) days (forty-five (45) days in the case of a default in payment by Assignor) after the later of (i) the receipt of such notice and (ii) the date on which such default has become an Event of Default under the Common Terms Agreement (or such longer period of time in the case of a nonpayment default as may be necessary under the circumstances, provided that the Common Security Trustee is diligently pursuing such cure to cure such default or to cause it to be cured). Nothing herein shall require the Common Security Trustee to cure any default of the Assignor under the Assigned Agreement or to perform any act, duty or obligation of the Assignor under the Assigned Agreement, but shall only give it the option to do so.

(f) In the event the Common Security Trustee (or its designee) succeeds to the Assignor’s interest under the Assigned Agreement, whether by foreclosure or otherwise, the Common Security Trustee (or its designee) shall assume liability for all of the Assignor’s obligations under the Assigned Agreement; provided, however, that without diminishing any Obligor’s right to terminate or exercise any other remedy under the Assigned Agreement as limited pursuant to paragraph (e) above, such liability shall not include any liability for claims of any such Obligor against the Assignor arising from the Assignor’s failure to perform during the period prior to the Common Security Trustee’s succession to the Assignor’s interest in and under the Assigned Agreement. Except as set forth in the immediately preceding sentence, neither the Common Security Trustee nor any other party secured by the Security Documents shall be liable for the performance or observance of any of the obligations or duties of the Assignor under the Assigned Agreement, including the performance of any cure of default permitted pursuant to paragraph (e) above, and the assignment of the Assigned Agreement by the Assignor to the Common Security Trustee pursuant to the Borrower Security Agreement shall not give rise to any duties or obligations owing to any such Obligor on the part of any of the parties secured by the Security Documents.

3

(g) In the event that (i) the Assigned Agreement is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Assignor or (ii) the Assigned Agreement is terminated as a result of any bankruptcy or insolvency proceeding involving the Assignor, and if within sixty (60) days after such rejection or termination, the Common Security Trustee shall so request and shall certify in writing to each Obligor that it intends to perform the obligations of the Assignor as and to the extent required under such Assigned Agreement, such Obligor shall execute and deliver to the Common Security Trustee or such designee or assignee a new agreement (“new Assigned Agreement”), (A) pursuant to which new Assigned Agreement each Obligor shall agree to perform the obligations contemplated to be performed by each Obligor under the original Assigned Agreement and the Common Security Trustee or such designee or assignee shall agree to perform the obligations contemplated to be performed by the Assignor under the original Assigned Agreement, (B) which shall be for the balance of the remaining term under the original Assigned Agreement before giving effect to such rejection or termination and (C) which shall contain the same conditions, agreements, terms, provisions and limitations as the original Assigned Agreement (except for any requirements which have been fulfilled by the Assignor and the relevant Obligor prior to such rejection or termination). References in this Consent and Agreement to an “Assigned Agreement” shall be deemed also to refer to the new Assigned Agreement.

(h) Each Obligor shall deliver to the Common Security Trustee, concurrently with the delivery thereof to the Assignor, a copy of each notice of default or breach given by such Obligor to the Assignor pursuant to the Assigned Agreement.

(i) Each Obligor shall ensure that each subcontract with an aggregate value in excess of $1,000,000 entered into in connection with the Assigned Agreement contains a provision permitting its assignment to the Assignor, unless pursuant to the Assigned Agreement such Obligor remains liable for all obligations under the Assigned Agreement that are required to be performed by the subcontractor pursuant to such subcontract.

(j) Except to the extent that any amendment, modification or termination is permitted pursuant to the Financing Documents, each Obligor covenants and agrees with the Common Security Trustee that without thirty (30) days prior written notice to the Common Security Trustee (i) such Obligor will not amend, modify, terminate (prior to the expiration of the applicable cure periods) or assign, transfer or encumber any of its interest in the Assigned Agreement and (ii) no waiver by the Assignor of any of the obligations of such Obligor under the Assigned Agreement, and no consent, approval or election made by the Assignor in connection with the Assigned Agreement shall be effective as against the Common Security Trustee.

3. Representations and Warranties. Each Obligor hereby represents and warrants to the Common Security Trustee that:

(a) Such Obligor is duly formed, validly existing and in good standing under the laws of its state of formation. Such Obligor has full limited liability company power, authority and legal right to incur the obligations provided for in this Consent and Agreement and the Assigned Agreement.

4

(b) The execution, delivery and performance by such Obligor of this Consent and Agreement and the Assigned Agreement have been duly authorized by all necessary organizational action, and do not and will not require any consent or approval of such Obligor’s board of directors, shareholders or any other person or entity which has not been obtained.

(c) Each of this Consent and Agreement and the Assigned Agreement is in full force and effect and is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as limited by general principles of equity and bankruptcy, insolvency and similar laws.

(d) Such Obligor is not, to the best of its knowledge, in default under any covenant or obligation hereunder or under the Assigned Agreement. To the best knowledge of such Obligor, the Assignor is not in default under any material covenant or obligation of the Assigned Agreement. As a result of, and after giving effect to, the assignment by the Assignor to the Common Security Trustee of the Assigned Agreement (pursuant to the Security Documents), and the acknowledgment of and consent to such assignment by such Obligor (pursuant to this Consent and Agreement), there exists no event or condition which would (i) constitute a default, or which would, with the giving of notice or lapse of time or both, constitute a default under the Assigned Agreement, (ii) result in any violation of any term of any of its constitutive documents, of any material contract or agreement applicable to it, of any license, permit, franchise, judgment, decree, writ, injunction, order, charter, law ordinance, rule or regulation applicable to it or any of its properties or to any obligations incurred by it or by which it or any of its properties may be bound or affected, or of any determination or award of any arbitrator applicable to it, (iii) conflict with, or cause a breach of, or default under, any such term described in clause (ii), or (iv) result in the creation of any lien upon any of its properties or assets that, in each of the circumstances and scenarios described in clauses (ii), (iii) and (iv), could reasonably be expected to have a material adverse effect on such Obligor’s ability to perform under this Consent and Agreement or under the Assigned Agreement.

(e) All representations and warranties made by such Obligor in the Assigned Agreement were true and correct in all material respects on the day when made and, except for those that by their terms speak as of a specific date, are true and correct in all material respects on and as of the date of this Consent and Agreement.

(f) The Assigned Agreement has not been amended.

5

(g) There is no litigation, action, suit, or legal proceeding pending or, to the knowledge of such Obligor, threatened, against such Obligor, before or by any court, administrative agency, environmental council, arbitrator or governmental authority, body or agency, which could reasonably be expected to materially adversely affect the performance by such Obligor of its obligations hereunder or under the Assigned Agreement or which questions the validity, binding effect or enforceability hereof or thereof.

(h) As of the date hereof, such Obligor has not received notice of, or consented to, the assignment of any of the Assignor’s right, title, or interest in the Assigned Agreement to any Person other than the Common Security Trustee.

4. Arrangements Regarding Payments. All payments to be made by each Obligor to the Assignor under the Assigned Agreement shall be made in lawful money of the United States of America in immediately available funds (or as otherwise permitted under the Assigned Agreement), directly to the account identified in writing by the Common Security Trustee or to such other Person and at such other address as the Common Security Trustee may from time to time specify in writing to such Obligor. The Assignor hereby authorizes and directs each Obligor to make such payments as aforesaid, and agrees that such payment shall satisfy the Assignor’s obligation to pay such amounts to such Obligor under the Assigned Agreement.

5. Miscellaneous.

(a) This Consent and Agreement shall be binding upon the successors and assigns of the parties hereto.

(b) No amendment or waiver of any provisions of this Consent and Agreement or consent to any departure from any provisions of this Consent and Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto and by the Common Security Trustee.

(c) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (i) if delivered in person, (ii) if sent by reputable overnight delivery services (including Fedex, DHL and other similar overnight delivery services), (iii) in the event overnight delivery services are not readily available, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested, or (iv) if sent by facsimile confirmed by telephone. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., recipient’s time, and if transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the United States of America by giving of thirty (30) days written notice to the other parties in the manner set forth herein.

6

(d) THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f) This Consent and Agreement may be executed in one or more counterparts with the same effect as if such signatures were upon the same instrument.

(g) No failure on the part of a party hereto or any of its agents or designees to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof (subject to any statute of limitations), and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(h) In the event of a conflict between any provision of this Consent and Agreement and the Assigned Agreement, the provisions of this Consent and Agreement shall prevail. Prior to the termination of this Consent and Agreement, Section 11.5 of the Assigned Agreement shall have no force or effect. The term “Agent” as used in Schedule 3 of the Assigned Agreement shall mean the Common Security Trustee.

(i) Each Obligor will at any time from time to time, upon the written request of the Common Security Trustee, execute and deliver such further documents and such other acts and things as the Common Security Trustee may reasonably request in order to effectuate more fully the purposes of this Consent and Agreement.

7

(j) Notwithstanding anything to the contrary contained herein or in the Assigned Agreement, upon (a) the occurrence of any Event of Default under the Common Terms Agreement, and (b) delivery of notice by the Common Security Trustee (as directed by the Required Secured Parties) to the Obligor that the Common Security Trustee has commenced the exercise of remedies under any of the Financing Documents, the Assigned Agreement shall terminate upon delivery to each Obligor and Assignor of written notice to the Assignor and each Obligor by the Common Security Trustee (as directed by the Required Secured Parties).

(k) This Consent and Agreement shall terminate upon the Discharge Date or, with respect to any Obligor, upon the assignment, novation or any other form of transfer of the Assigned Agreement by such Obligor in accordance with the terms of the Assigned Agreement and this Consent and Agreement if the assignee executes and delivers to the Common Security Trustee a Consent and Agreement in form and substance substantially similar to this Consent and Agreement.

(1) Notwithstanding anything to the contrary contained herein none of the parties hereto shall be liable for any incidental, special, indirect, consequential, punitive, or exemplary damages arising from or relating to this Consent and Agreement or such party’s performance or failure to perform hereunder, including any such damages based upon breach of contract, tort (including negligence and misrepresentation), breach of warranty, strict liability, statute, operation of law or any other theory of recovery.

(m) Each of the Obligors and Common Security Trustee acknowledge and agree that all references to (i) Collateral Agent in the Assigned Agreement shall be deemed to refer to the Common Security Trustee and (ii) Supermajority Lenders in the Assigned Agreement shall be deemed to refer to the Supermajority Aggregate Secured Credit Facilities Debt Participants.

(n) This Consent and Agreement amends, restates and supersedes the Original Consent and Agreement in its entirety.

(The remainder of this page is intentionally left blank.)

8

IN WITNESS WHEREOF, the undersigned by its officer duly authorized has caused this Consent and Agreement to be duly executed and delivered as of the first date written above.

CHENIERE ENERGY INVESTMENTS, LLC

By:
Name:	Graham A. McArthur
Title:	Treasurer
Address for Notices: 700 Milam Street, Suite 800 Houston, TX 77002 Telephone: (713) 375-5290 Facsimile: (713) 375-6000 Attention: Graham McArthur Email: graham.mcarthur@cheniere.com

Signature page to Second Amended and Restated Consent and Agreement

(Sabine Pass Liquefaction, LLC)

IN WITNESS WHEREOF, the undersigned by its officer duly authorized has caused this Consent and Agreement to be duly executed and delivered as of the first date written above.

CHENIERE LNG O&M SERVICES, LLC

By:
Name:	H. Davis Thames
Title:	Chief Financial Officer
Address for Notices: 700 Milam Street, Suite 800 Houston, TX 77002 Telephone: (713) 375-5290 Facsimile: (713) 375-6000 Attention: H. Davis Thames Email: Davis.Thames@cheniere.com

Signature page to Second Amended and Restated Consent and Agreement

(Sabine Pass Liquefaction, LLC)

IN WITNESS WHEREOF, the undersigned by its officer duly authorized has caused this Consent and Agreement to be duly executed and delivered as of the first date written above.

SOCIÉTÉ GÉNÉRALE, not individually but solely in its capacity as Common Security Trustee

By:
Name:	Ellen Turkel
Title:	Director

Address for Notices:

Société Générale

245 Park Avenue

New York, NY, 10167

Attention: Ed Grimm

Office: 212-278-6450

Fax: 212-278-6136

Email: edward.grimm@sgcib.com

With a copy to:

Société Générale

245 Park Avenue

New York, NY, 10167

Attention: Ellen Turkel

Office: 212-278-6437

Fax: 212-278-6136

Email: ellen.turkel@sgcib.com

Signature page to Second Amended and Restated Consent and Agreement

(Sabine Pass Liquefaction, LLC)

Acknowledged and Agreed:

SABINE PASS LIQUEFACTION, LLC

By:
Name:	Graham A. McArthur
Title:	Treasurer
Address for Notices: 700 Milam Street, Suite 800 Houston, TX 77002 Telephone: (713) 375-5290 Facsimile: (713) 375-6000 Attention: Graham McArthur Email: graham.mcarthur@cheniere.com
Acknowledged and Agreed solely with respect to Section 5(n) (it being understood that Cheniere Energy Partners GP, LLC is no longer a party to this Consent and Agreement):

CHENIERE ENERGY PARTNERS GP, LLC

By:
Name:	H. Davis Thames
Title:	Senior Vice President and Chief Financial Officer
Address for Notices: 700 Milam Street, Suite 800 Houston, TX 77002 Telephone: (713) 375-5290 Facsimile: (713) 375-6000 Attention: H. Davis Thames Email: Davis.Thames@cheniere.com

Signature page to Second Amended and Restated Consent and Agreement

(Sabine Pass Liquefaction, LLC)

Exhibit C

[Legal Opinion]

600 Travis, Suite 4200
Houston, Texas 77002-3090
713.220.4200 Phone
713.220.4285 Fax
andrewskurth.conn

November 20, 2013

To the Persons listed on

the attached Schedule A

Re:	Sabine Pass Liquefaction, LLC, et al. - Assignment of O&M

Agreement and NGPL Pipeline Transportation Agreement.

Ladies and Gentlemen:

We have acted as special counsel to (a) Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Borrower”), (b) Cheniere Energy Partners GP, LLC, a Delaware limited liability company (the “Operator”), (c) Cheniere LNG O&M Services, LLC, a Delaware limited liability company (“O&M Services”), and (d) Cheniere Energy Investments, LLC, a Delaware limited liability company (“Investments”), in connection with the execution and delivery of (i) the Amended and Restated Common Terms Agreement, dated as of May 28, 2013 (the “Common Terms Agreement”), among the Borrower, the Secured Debt Holder Group Representatives, the Secured Hedge Representatives, and the Secured Gas Hedge Representatives that are parties thereto from time to time, Société Générale, as the Common Security Trustee (the “Common Security Trustee”), and Société Générale, as Intercreditor Agent (the “Intercreditor Agent”), (ii) the Amended and Restated Credit Agreement (Term Loan A), dated as of May 28, 2013 (the “Term A Credit Agreement”), among the Borrower, Société Générale, as the Commercial Banks Facility Agent, (the “Commercial Banks Facility Agent”), the Common Security Trustee, and each of the financial institutions party thereto from time to time (the “Commercial Bank Lenders”), (iii) the KEXIM Direct Facility Agreement, dated as of May 28, 2013 (the “KEXIM Direct Facility Agreement”), among the Borrower, Shinhan Bank New York Branch (as successor to KEB NY Financial Corp.), as the KEXIM Facility Agent (the “KEXIM Facility Agent”), the Common Security Trustee, and The Export-Import Bank of Korea, (iv) the KEXIM Covered Facility Agreement, dated as of May 28, 2013 (the “KEXIM Covered Facility Agreement”), among the Borrower, the KEXIM Facility Agent, the Common Security Trustee, The Export-Import Bank of Korea, and the financial institutions from time to time party thereto (the “KEXIM Covered Facility Lenders”), and (v) the KSURE Covered Facility Agreement, dated as of May 28, 2013 (the “KSURE Covered Facility Agreement”), among the Borrower, The Korea Development Bank, New York Branch, as the KSURE Covered Facility Agent (the “KSURE Covered Facility Agent”), the Common Security Trustee, and the financial institutions from time to time party thereto (the “KSURE Covered Facility Lenders”).

In connection with the foregoing agreements, the consent, waiver and amendment letter, dated November 20, 2013 (the “CWA Letter”), is granted by the Majority Aggregate Secured Credit Facilities Debt Participants and acknowledged by the Borrower.

Austin    Beijing    Dallas    Houston    London     New York    Research Triangle Park    The Woodlands    Washington, DC

November 20, 2013

The Borrower, the Operator, O&M Services and Investments are referred to herein, collectively, as the “Opinion Entities” and, individually, as an “Opinion Entity”.

Capitalized terms used but not defined in the body of this opinion letter have the respective meanings ascribed to such terms in Annex I hereto. We are furnishing this opinion letter to you pursuant to Section 5.3 of the Common Terms Agreement and Section 2.b. of the CWA Letter.

In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

(a) the executed Opinion Documents;

(b) the Secretary’s Certificates; and

(c) such records of the Opinion Entities and such agreements, certificates of public officials, certificates of officers or other representatives of the Opinion Entities and others and such other documents as we have deemed necessary or appropriate as a basis for factual matters supporting the opinions set forth below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, and the authenticity of the originals of such latter documents. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied, to the extent we deemed appropriate, upon (i) oral or written statements and representations of officers and other representatives of the Opinion Entities (including, without limitation, the representations made by the Opinion Entities in the Opinion Documents), and (ii) statements and certifications of public officials and others.

We express no opinion as to the laws of any jurisdiction other than (i) the applicable laws of the State of New York; (ii) the applicable laws of the State of Texas; (iii) the applicable laws of the United States of America; and (iv) the Limited Liability Company Act of the State of Delaware (the “DE LLCA”). Except as specified in clause (iv) above, no opinion is expressed herein as to any law or statute of the State of Delaware or any decisional law thereof. When we refer to “applicable laws” in this opinion letter, we mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Opinion Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance, antitrust, utility energy or pipeline regulatory law, rule, or regulation.

November 20, 2013

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. Each Opinion Entity is validly existing as a limited liability company and in good standing under the laws of the State of Delaware.

2. Each Opinion Entity has the limited liability company power and authority under the laws of the State of Delaware to execute and deliver, and incur and perform all of its obligations under, the Opinion Documents to which it is a party.

3. Each Opinion Document has been duly authorized, executed and delivered by or on behalf of each Opinion Entity party thereto.

4. None of the execution and delivery by or on behalf of, or the incurrence or performance by, each Opinion Entity of its obligations under each of the Opinion Documents to which it is a party (each in accordance with the terms of such Opinion Documents) (i) resulted, results or will result in any violation of (A) the applicable laws of the United States of America, (B) the DE LLCA, (C) the applicable laws of the State of New York, or (D) the applicable laws of the State of Texas; or (ii) constituted, constitutes or will constitute a breach or violation of such Opinion Entity’s Organizational Documents.

5. No Governmental Approval, which has not been obtained or taken and which is not in full force and effect, is required to authorize, or is required for, the execution and delivery by any Opinion Entity of each of the Opinion Documents to which such Opinion Entity is a party, or the incurrence or performance of such Opinion Entity’s obligations thereunder, or the enforceability of such Opinion Documents against such Opinion Entity on the date hereof.

6. (a) The O&M Direct Agreement constitutes a legal, valid and binding obligation of the Opinion Entity party thereto, enforceable against such Opinion Entity in accordance with its terms under the applicable laws of the State of New York.

(b) Each Texas Law Opinion Document constitutes a legal, valid and binding obligation of the Opinion Entity party thereto, enforceable against such Opinion Entity in accordance with its terms under the applicable laws of the State of Texas.

Our opinions are subject to the following limitations, qualifications, exceptions and assumptions:

(i) Our opinions in paragraph 6 above may be:

(1) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally; and

(2) subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and concepts of materiality, reasonableness, good faith and fair dealing.

November 20, 2013

(ii) We wish to point out that certain rights, remedies, and waivers under the O&M Direct Agreement may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the O&M Direct Agreement; provided however, that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Lender Parties inadequate for the practical realization of the substantive benefits purported to be provided to the Lender Parties by the O&M Direct Agreement (except for the economic consequences of procedural or other delay).

(iii) The opinions set forth in paragraph 1 above as to the valid existence and good standing of the Opinion Entities are based solely upon our review of certificates and other communications from the appropriate public officials.

(iv) Insofar as it pertains to the choice of law provisions of the O&M Direct Agreement purporting to select New York law as governing, or to constitute a submission to the jurisdiction of one or more specified courts or to waive the right to object to any court as an inconvenient forum, our opinion in paragraph 6(a) above is rendered solely in reliance upon New York General Obligations Law §§ 5-1401 and 5-1402, and New York Civil Practice Law and Rules (“CPLR”) 327(b), and is expressly conditioned upon the assumption that the legality, validity, binding effect and enforceability of said provisions will be determined by a court of the State of New York or (in the case of provisions purporting to select New York law as governing) a United States Federal court sitting in New York and applying New York choice of law rules, including said § 5-1401.

(v) Insofar as it pertains to the choice of law provisions of the Texas Law Opinion Documents purporting to select Texas law as governing, our opinion in paragraph 6(b) above is rendered solely in reliance upon Chapter 271 of the Texas Business and Commerce Code, and is expressly conditioned upon the assumption that the legality, validity, binding effect and enforceability of said provisions will be determined by a court of the State of Texas or a United States Federal court sitting in Texas and applying Texas choice of law rules, including said Chapter 271. In relying upon said Chapter 271, we have assumed that a substantial part of the negotiations relating to the transactions contemplated by the Texas Law Opinion Documents occurred in or from the State of Texas and the Texas Law Opinion Documents were signed in the State of Texas by a party to such transactions.

(vi) In respect of the Opinion Documents, we express no opinion as to the validity, enforceability or effect of:

(1) any provisions that relate to indemnification, exculpation, contribution or reimbursement obligations to the extent any such provisions (i) would purport to exculpate or exempt a party from, or require indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct, (ii) violate any law, rule or regulation (including any federal or state securities law, rule or regulation), or (iii) are determined to be contrary to public policy;

November 20, 2013

(2) any provisions providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof;

(3) any provisions relating to severability or separability;

(4) any provisions purporting to require that all amendments, waivers and terminations be in writing or the disregard of any course of dealing or usage of trade;

(5) any provisions purporting to set forth an agreement to agree on any matter;

(6) any provisions purporting to establish particular notice periods or actions as “reasonable,” to modify rules of construction, to establish evidentiary standards or limitations periods for suits or proceedings to enforce such documents or otherwise to establish certain determinations (including determinations of contracting parties and judgments of courts) as conclusive or conclusive absent manifest error, to commit the same to the discretion of any Person or permit any Person to act in its sole discretion or judgment or to waive rights to notice (including, without limitation, notice of default, acceleration, demands, defenses, counterclaims or setoffs);

(7) any provisions purporting to require the disregard of mandatory choice of law rules;

(8) any provisions purporting to waive or disclaim defenses, claims or rights that cannot be waived or disclaimed under applicable law, or any provisions that purport to establish any obligation of any party as absolute or unconditional regardless of the occurrence or non-occurrence or existence or non-existence of any event or other state of facts;

(9) any provisions purporting to set forth obligations of any party by reference to and/or incorporation of any provision of any agreement or instrument (other than a New York Law Opinion Document or a Texas Law Opinion Document) or any rule, regulation, guideline, standard, principle or system, or that consist of or employ provisions (whether operative or definitional) contained in any such other agreement or instrument, or rule, regulation, guideline, standard, principle or system; and

November 20, 2013

(10) any provisions purporting to provide for the submission to the jurisdiction of any court that lacks jurisdiction, relating to waiver of inconvenient forum or waiver of trial by jury or relating to arbitration or resolving disputes by experts.

(vii) Our opinions in Section 6(b) as to the Texas Law Opinion Documents may be limited by (a) the provisions of Section 130.002 of the Texas Civil Practice and Remedies Code regarding limitations on the indemnification of architects, (b) Chapter 28 of the Texas Property Code regarding prompt payment to contractors and subcontractors, (c) Section 16.071 of the Texas Civil Practice and Remedies Code regarding the time period for a claimant to give notice of a claim for damages as a condition precedent to the right to sue on a contract, (d) Section 16.070 of the Texas Civil Practice and Remedies Code regarding permitted contractual limitations on when a claimant may bring suit on a contract, (e) Section 38.002 of the Texas Civil Practice and Remedies Code providing for the notice time period in order for a claimant to recover attorneys’ fees, and (f) the enforceability of any indemnity or release provisions in a Texas Law Opinion Document that do not meet the “express negligence” and “clear and conspicuous” rules adopted by the Texas Supreme Court. Furthermore, Section 28.009 of the Texas Property Code provides that if an owner fails to pay a contractor undisputed amounts within the time limits set forth in Chapter 28 of the Texas Property Code, the contractor may suspend contractually required performance on the tenth (10th) day after the date the contractor provides the owner, and, if certain conditions precedent are satisfied, its lender, the notice required pursuant to Section 28.009(a) of the Texas Property Code.

(viii) We express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any of the Lender Parties with any state, federal, foreign or other laws or regulations applicable to it, (b) the legal or regulatory status or the nature of the business of any of the Lender Parties or the Opinion Entities or the Project, and (c) other facts pertaining specifically to the Lender Parties or the Opinion Entities or the Project.

(ix) We express no opinion herein with respect to any schedules, exhibits or annexes to, or any provisions set forth in, any of the Opinion Documents that (i) are technical in nature; (ii) relate to calculations, specifications or measurements; (iii) describe the Project or facility referenced therein or the equipment, plans, designs, procedures, testing, operations or specifications related thereto; or (iv) describe the systems related to the Project or facility, including the accuracy or adequacy of the foregoing.

(x) With respect to any Opinion Documents that were executed and delivered by the parties thereto prior to the date hereof, we have assumed that such Opinion Documents have not been amended, modified, supplemented or terminated in any respect and that such Opinion Documents remain in full force and effect.

(xi) In connection with our opinions expressed above, we have assumed (except as to the Opinion Entities to the extent that we express our opinions above): (a) that each of the parties to the Opinion Documents and to the other documents we have examined, reviewed or relied upon in connection with this opinion (collectively, the “Reviewed Documents”) is duly

November 20, 2013

organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation; (b) that each of the parties to each of the Reviewed Documents has the power and authority (corporate, partnership, limited liability company or other) to execute and deliver, and to incur and perform all obligations under, the Reviewed Documents; (c) the due authorization by all requisite action (corporate, partnership, limited liability company or other), and the due execution and delivery, by or on behalf of the parties to each of the Reviewed Documents; (d) to the extent that such documents purport to constitute agreements, that each of the Reviewed Documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms; (e) that the execution and delivery of the Reviewed Documents and the incurrence and performance of the obligations of the parties thereto under the Reviewed Documents do not and will not contravene, breach, violate or constitute a default under (with the giving of notice, the passage of time or otherwise) (I) the certificate or articles of incorporation, certificate of formation, by-laws, partnership agreement, operating agreement or other organizational documents of any such party, (II) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, (III) any law, rule or regulation, (IV) any judicial or administrative order or decree of any governmental authority or regulatory body, or (V) any authorization, consent or other approval of, or registration, recording or filing with, any court, governmental authority or regulatory body, in each case, to which any party to the Reviewed Documents or any of its subsidiaries or any of their respective properties may be subject, or by which any of them may be bound or affected; and (f) that no authorization, consent or other approval of, notice to, or registration, recording or filing with, any court, governmental authority or regulatory body is required to authorize or is required in connection with the execution, delivery or performance by any Person of the Reviewed Documents, the incurrence or performance by any of the parties thereto of its obligations or the consummation of the transactions contemplated thereby. In this paragraph (xi), all references to parties to the Reviewed Documents shall be deemed to mean and include each of such parties, and each other Person (if any) directly or indirectly acting on its behalf.

This opinion is being furnished only to you and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, without our express written permission. Notwithstanding the foregoing, at your request, we hereby consent to reliance hereon by any future assignee of any addressee hereof who assumes the rights and obligations of such addressee under the Financing Documents (as defined in the Common Terms Agreement) pursuant to an assignment that is made and consented to in accordance with the Financing Documents (a “Transferee”), on the condition and with the understanding that (a) this opinion letter speaks only as of the date hereof, (b) we have no responsibility or obligation to update this opinion letter or to take into account changes in law, facts or any other developments of which we may later become aware, (c) nothing herein shall be deemed to grant any Transferee any greater rights, including, without limitation, any extension of the statute of limitations, than an addressee hereof would have as of this date, and (d) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of the assignment, including any changes in law, facts or other developments known to or reasonably knowable by the assignee at such time. In addition, you or any Transferee may provide a copy of this opinion letter (a) for informational purposes only, and not for reliance, to bank examiners and other regulatory authorities should they so request, or in connection with

November 20, 2013

their normal examination, (b) to your or its independent advisors and attorneys or (c) pursuant to the order of any court or Government Authority (as defined in the Common Terms Agreement). The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and we disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in applicable law.

Very truly yours,

SCHEDULE A

TO OPINION

OPINION ADDRESSEES

Société Générale, as Common Security Trustee

Société Générale, as Commercial Banks Facility Agent

Société Générale, as Intercreditor Agent

Each of the Commercial Bank Lenders

The Export-Import Bank of Korea

Korea Trade Insurance Corporation

Shinhan Bank New York Branch (as successor to KEB NY Financial Corp.), as KEXIM Facility Agent

The Korea Development Bank, New York Branch, as KSURE Covered Facility Agent

Each of the KEXIM Covered Facility Lenders

Each of the KSURE Covered Facility Lenders

Each Secured Hedging Party that enters into an Interest Rate Protection Agreement in connection with the Secured Debt (as such terms are defined in the Common Terms Agreement) in accordance with Section 6.11(a) of the Common Terms Agreement

Schedule A-1

DEFINED TERMS

As used herein and in the opinion letter to which this Annex I is attached, the following terms have the respective meanings set forth below:

“Assignment and Assumption Agreement” means the Assignment and Assumption Agreement, dated as of November 20, 2013, between the Operator and Investments.

“Governmental Approval” means any consent, permit, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to (i) the applicable laws of the State of New York; (ii) the applicable laws of the State of Texas; or (iii) the applicable laws of the United States of America.

“Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Texas or the United States of America.

“Lender Parties” means, collectively, Korea Trade Insurance Corporation, the Facility Lenders (as defined in the Common Terms Agreement), the Commercial Banks Facility Agent, the Common Security Trustee, the Accounts Bank, the Intercreditor Agent, the KEXIM Facility Agent, the KSURE Covered Facility Agent, and their respective Affiliates (as defined in the Common Terms Agreement), successors and assigns.

“NGPL Pipeline Transportation Agreement” means the Transportation Rate Schedule FTS Agreement, dated June 18, 2013, between Natural Gas Pipeline Company of America LLC and the Borrower.

“O&M Direct Agreement” means the Second Amended and Restated Consent and Agreement, dated as of November 20, 2013, among O&M Services, Investments, the Common Security Trustee and the Borrower.

“Opinion Documents” means, collectively, (i) the O&M Direct Agreement, and (ii) the Texas Law Opinion Documents.

“Organizational Documents” means, collectively, the organizational documents of the Opinion Entities attached to the Secretary’s Certificates.

“Person” has the meaning given to such term in the Common Terms Agreement.

“Project” has the meaning assigned to such term in the Common Terms Agreement.

“Secretary’s Certificates” means the certificates dated the date hereof of the secretaries or assistant secretaries of the Opinion Entities, including those certificates delivered to the Commercial Banks Facility Agent pursuant to Section 2 of the CWA Letter Agreement and Section 5.3 of the Common Terms Agreement, and certifying as to, inter alia, the incumbency and specimen signatures of the Opinion Entities’ signatories, the Organizational Documents and the Opinion Entities’ resolutions authorizing the execution, delivery and performance of the Opinion Documents to which they are a party and the transactions contemplated thereby.

Annex I-1

“Texas Law Opinion Documents” means, collectively, (i) the Assignment and Assumption Agreement, and (ii) the NGPL Pipeline Transportation Agreement.

Annex I-2

Exhibit D

[Resolutions of Borrower, O&M Services and CEILLC]

SABINE PASS LIQUEFACTION, LLC

UNANIMOUS WRITTEN CONSENT OF MANAGERS

IN LIEU OF MEETING

November 15, 2013

The undersigned, comprising all of the Managers (the “Managers”) of Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Company”), hereby vote to approve the actions of the Company attached hereto as Exhibit A, by unanimous written consent in lieu of a meeting pursuant to Section 18-404(d) of the Delaware Limited Liability Company Act.

WITNESS the execution hereof by the undersigned, effective as of the date first set forth above.

R. Keith Teague

H. Davis Thames

Sean Klimczak

1

SABINE PASS LIQUEFACTION, LLC

UNANIMOUS WRITTEN CONSENT OF MANAGERS

IN LIEU OF MEETING

November     , 2013

The undersigned, comprising all of the Managers (the “Managers”) of Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Company”), hereby vote to approve the actions of the Company attached hereto as Exhibit A, by unanimous written consent in lieu of a meeting pursuant to Section 18-404(d) of the Delaware Limited Liability Company Act.

WITNESS the execution hereof by the undersigned, effective as of the date first set forth above.

R. Keith Teague

H. Davis Thames

Sean Klimczak

1

SABINE PASS LIQUEFACTION, LLC

UNANIMOUS WRITTEN CONSENT OF MANAGERS

IN LIEU OF MEETING

November 15, 2013

The undersigned, comprising all of the Managers (the “Managers”) of Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Company”), hereby vote to approve the actions of the Company attached hereto as Exhibit A, by unanimous written consent in lieu of a meeting pursuant to Section 18-404(d) of the Delaware Limited Liability Company Act.

WITNESS the execution hereof by the undersigned, effective as of the date first set forth above.

R. Keith Teague

H. Davis Thames

Sean Klimczak

1

RESOLUTIONS

OF THE MANAGERS OF

SABINE PASS LIQUEFACTION, LLC

Assignment of the SPL O&M Agreement

WHEREAS, Cheniere Energy Partners GP, LLC, a Delaware limited liability company, is the general partner (the “General Partner”) of Cheniere Energy Partners, L.P., a Delaware limited partnership (the “Partnership”);

WHEREAS, the Company and Cheniere Energy Investments, LLC, a Delaware limited liability company (“CEILLC”), are wholly owned subsidiaries of the Partnership;

WHEREAS, Cheniere LNG O&M Services, LLC, a Delaware limited liability company (“Cheniere O&M”), is a wholly owned subsidiary of Cheniere Energy, Inc., a Delaware corporation (“Cheniere”);

WHEREAS, the General Partner, Cheniere O&M and the Company entered into an Operation and Maintenance Agreement (Sabine Pass Liquefaction Facilities) dated May 14, 2012 (the “SPL O&M Agreement”);

WHEREAS, the General Partner desires to assign to CEILLC, and CEILLC desires to accept and assume, all of the General Partner’s rights and obligations under the SPL O&M Agreement (the “SPL Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “SPL Assignment Agreement”) between the General Partner and CEILLC (as acknowledged and consented by the Company and Cheniere O&M); and

WHEREAS, the Managers, on behalf of the Company, deem the SPL Assignment and the SPL Assignment Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the SPL Assignment and the SPL Assignment Agreement be, and hereby are, authorized, approved, consented to and ratified in all respects; and further

RESOLVED, that the SPL Assignment is on terms that the Managers have reasonably determined to be fair and reasonable in light of all factors considered by the Managers to be pertinent to the Company; and further

RESOLVED, that following the SPL Assignment, the SPL O&M Agreement will not be more disadvantageous to the Company or its noteholders in any material respect than the SPL O&M Agreement that existed when the Company issued its 5.625% Senior Secured Notes due 2021 and 2023; and further

RESOLVED, that each officer of the Company (each, an “Authorized Officer”) be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the

Company, to execute and deliver the SPL Assignment Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

Credit Facility Documents

WHEREAS, the Company is a party to the Amended and Restated Common Terms Agreement, dated as of May 28, 2013 (as amended, the “Common Terms Agreement”), among the Company, Société Générale, as the Intercreditor Agent and Common Security Trustee, and the Secured Debt Holder Group Representatives, Secured Hedge Representatives and Secured Gas Hedge Representative from time to time party thereto;

WHEREAS, the Common Terms Agreement provides that the SPL Assignment will require the prior written consent of the Required Secured Parties (as defined therein);

WHEREAS, the Company has been presented with a form of consent, waiver and amendment letter (the “Bank Consent”) granted by the Majority Aggregate Secured Credit Facilities Debt Participants and acknowledged by the Company;

WHEREAS, the Company has been presented with a form of Second Amended and Restated Consent and Agreement among CEILLC, Cheniere O&M, the Common Security Trustee and the Company (the “Restated Consent and Agreement”); and

WHEREAS, the Managers, on behalf of the Company, deem the Bank Consent and the Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the Bank Consent and the Restated Consent and Agreement be, and hereby are, authorized, approved and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the Bank Consent and the Restated Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

Ratification of June 2013 NGPL Transportation Agreements

WHEREAS, the Company has entered into the Transportation Rate Schedule FTS Agreement, dated October 29, 2012, under Subpart G of Part 284 of the FERC’s Regulations (the “October 2012 Transportation Agreement”), between the Company and Natural Gas Pipeline Company of America LLC (“NGPL”);

3

WHEREAS, the Company has entered into a Transportation Rate Schedule FTS Amendment No. 1, dated June 18, 2013, to the October 2012 Transportation Agreement (the “Transportation Agreement Amendment”), between NGPL and the Company;

WHEREAS, the Company has entered into a Transportation Rate Schedule FTS Agreement, dated June 18, 2013, under Subpart G of Part 284 of the FERC’s Regulations (the “June 2013 Transportation Agreement”), between the Company and NGPL;

WHEREAS, the Managers, on behalf of the Company, deem the Transportation Agreement Amendment and the June 2013 Transportation Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the Transportation Agreement Amendment and the June 2013 Transportation Agreement be, and hereby are, authorized, approved and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

All Further Action; Ratification of Prior Acts

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, as applicable, to prepare, execute, deliver and perform such agreements, documents and other instruments, to pay or cause to be paid any and all costs, fees and expenses, to execute and deliver or cause to be executed and delivered such notices, requests, demands, directions, consents, approvals, orders, applications, certificates, agreements, undertakings, supplements, amendments, further assurances or other instruments or communications, and to take any and all such further actions and incur such expenses as any such Authorized Officer, in his or her discretion, shall deem necessary, appropriate, advisable or desirable to effect and to carry out fully the intent and purposes of the foregoing resolutions and to consummate the transactions contemplated thereby, the taking of any such action and the preparation, execution, delivery and performance of any such agreements, documents or other instruments to be conclusive evidence of the approval of the Company’s Managers thereof and all matters relating thereto; and further

RESOLVED, that the execution by any of the Authorized Officers of any document authorized by any of the foregoing resolutions, or any document executed in accomplishment of any action or actions so authorized, be, and hereby is, authorized and is the enforceable and binding act and obligation of the Company without the necessity of the signature or attestation of any other officer of the Company; and further

4

RESOLVED, that all acts, transactions or agreements undertaken by any of the officers or representatives of the Company, in the name and on behalf of the Company, prior to the adoption of these resolutions, and in connection with or furtherance of any of the foregoing matters be, and hereby are, adopted, approved, ratified and confirmed in all respects and for all purposes as the validly authorized acts and deeds of the Company.

5

CHENIERE LNG O&M SERVICES, LLC

UNANIMOUS WRITTEN CONSENT OF MANAGERS

IN LIEU OF MEETING

November 15, 2013

The undersigned, comprising all of the Managers (the “Managers”) of Cheniere LNG O&M Services, LLC, a Delaware limited liability company (the “Company”), hereby vote to approve the actions of the Company attached hereto as Exhibit A, by unanimous written consent in lieu of a meeting pursuant to Section 18-404(d) of the Delaware Limited Liability Company Act.

WITNESS the execution hereof by the undersigned, effective as of the date first set forth above.

R. Keith Teague

H. Davis Thames

1

RESOLUTIONS

OF THE MANAGERS OF

CHENIERE LNG O&M SERVICES, LLC

Assignment of the SPLNG O&M Agreement

WHEREAS, the Company is a wholly owned subsidiary of Cheniere Energy, Inc., a Delaware corporation (“Cheniere”);

WHEREAS, Cheniere Energy Partners GP, LLC, a Delaware limited liability company, is the general partner (the “General Partner”) of Cheniere Energy Partners, L.P., a Delaware limited partnership (the “Partnership”);

WHEREAS, Sabine Pass LNG, L.P., a Delaware limited partnership (“SPLNG”) is a wholly owned subsidiary of the Partnership;

WHEREAS, the Company and SPLNG entered into an Operation and Maintenance Agreement (Sabine Pass LNG Facilities) dated February 25, 2005 (the “Original SPLNG O&M Agreement”), as amended by that certain Amended and Restated Operation and Maintenance Agreement (Sabine Pass LNG Facilities) dated August 9, 2012, among the Company, the General Partner and SPLNG (the “SPLNG O&M Agreement”);

WHEREAS, the General Partner desires to assign to Cheniere Energy Investments, LLC, a Delaware limited liability company (“CEILLC”), and CEILLC desires to accept and assume, all of the General Partner’s rights and obligations under the SPLNG O&M Agreement (the “SPLNG Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “SPLNG Assignment Agreement”) between CEILLC and the General Partner (as acknowledged and consented to by SPLNG and the Company);

WHEREAS, in connection with the SPLNG Assignment, the Company has been presented with a form of Amended and Restated Operator Consent and Agreement among CEILLC, SPLNG and The Bank of New York Mellon, as Collateral Trustee, and acknowledged by the Company (the “SPLNG Restated Consent and Agreement”); and

WHEREAS, the Managers deem the SPLNG Assignment, the SPLNG Assignment Agreement and the SPLNG Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the SPLNG Assignment, the SPLNG Assignment Agreement and the SPLNG Restated Consent and Agreement be, and hereby are, authorized, approved, consented to and ratified in all respects; and further

RESOLVED, that each officer of the Company (each, an “Authorized Officer”) be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the SPLNG Assignment Agreement and the SPLNG Restated

A-1

Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

Assignment of the SPL O&M Agreement

WHEREAS, Sabine Pass Liquefaction, LLC, a Delaware limited liability company (“SPL”), is a wholly owned subsidiary of the Partnership;

WHEREAS, the General Partner, the Company and SPL entered into an Operation and Maintenance Agreement (Sabine Pass Liquefaction Facilities), dated May 14, 2012 (the “SPL O&M Agreement”);

WHEREAS, the General Partner desires to assign to CEILLC, and CEILLC desires to accept and assume, all of the General Partner’s rights and obligations under the SPL O&M Agreement (the “SPL Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “SPL Assignment Agreement”) between CEILLC and the General Partner (as acknowledged and consented to by SPL and the Company);

WHEREAS, in connection with the SPL Assignment, the Company has been presented with a form of Second Amended and Restated Consent and Agreement among CEILLC, SPL, the Company and Société Générale, as Common Security Trustee (the “SPL Restated Consent and Agreement”); and

WHEREAS, the Managers deem the SPL Assignment, the SPL Assignment Agreement and the SPL Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the SPL Assignment, the SPL Assignment Agreement and the SPL Restated Consent and Agreement be, and hereby are, authorized, approved, consented to and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the SPL Assignment Agreement and the SPL Restated Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

Assignment of the Creole Trail O&M Agreement

WHEREAS, Cheniere Creole Trail Pipeline, L.P., a Delaware limited partnership (“Creole Trail”), is a wholly owned subsidiary of the Partnership;

A-2

WHEREAS, the Company and Creole Trail entered into an Operation and Maintenance Agreement (Cheniere Creole Trail Pipeline), dated November 26, 2007 (the “Original Creole Trail O&M Agreement”), as amended by the Amended and Restated Operation and Maintenance Agreement (Cheniere Creole Trail Pipeline), dated May 27, 2013, among the Company, the General Partner and Creole Trail (the “Creole Trail O&M Agreement”);

WHEREAS, the General Partner desires to assign to CEILLC, and CEILLC desires to accept and assume, all of the General Partner’s rights and obligations under the Creole Trail O&M Agreement (the “Creole Trail Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “Creole Trail Assignment Agreement”) between CEILLC and the General Partner (as acknowledged and consented to by Creole Trail and the Company);

WHEREAS, in connection with the Creole Trail Assignment, the Company has been presented with a form of Amended and Restated Consent and Agreement among CEILLC, the Company, Creole Trail and The Bank of New York Mellon, as Collateral Agent (the “Creole Trail Restated Consent and Agreement”); and

WHEREAS, the Managers deem the Creole Trail Assignment, the Creole Trail Assignment Agreement and the Creole Trail Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the Creole Trail Assignment, the Creole Trail Assignment Agreement and the Creole Trail Restated Consent and Agreement be, and hereby are, authorized, approved, consented to and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the Creole Trail Assignment Agreement and the Creole Trail Restated Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

Assignment of the Secondment Agreement

WHEREAS, the General Partner and the Company entered into an Amended and Restated Services and Secondment Agreement dated August 9, 2012 (the “Secondment Agreement”);

WHEREAS, the General Partner desires to assign to CEILLC, and CEILLC desires to accept and assume, all of the General Partner’s rights and obligations under the Secondment Agreement (the “Secondment Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “Secondment Assignment Agreement”) between CEILLC and the General Partner (as acknowledged and consented to by the Company); and

A-3

WHEREAS, the Managers deem the Secondment Assignment and the Secondment Assignment Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the Secondment Assignment and the Secondment Assignment Agreement be, and hereby are, authorized, approved, consented to and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the Secondment Assignment Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Managers thereof; and further

All Further Action; Ratification of Prior Acts

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to prepare, execute, deliver and perform such agreements, documents and other instruments, to pay or cause to be paid any and all costs, fees and expenses, to execute and deliver or cause to be executed and delivered such notices, requests, demands, directions, consents, approvals, orders, applications, certificates, agreements, undertakings, supplements, amendments, further assurances or other instruments or communications, and to take any and all such further actions and incur such expenses as any such Authorized Officer, in his or her discretion, shall deem necessary, appropriate, advisable or desirable to effect and to carry out fully the intent and purposes of the foregoing resolutions and to consummate the transactions contemplated thereby, the taking of any such action and the preparation, execution, delivery and performance of any such agreements, documents or other instruments to be conclusive evidence of the approval of the Company’s Managers thereof and all matters relating thereto; and further

RESOLVED, that the execution by any of the Authorized Officers of any document authorized by any of the foregoing resolutions, or any document executed in accomplishment of any action or actions so authorized, be, and hereby is, authorized and is the enforceable and binding act and obligation of the Company, without the necessity of the signature or attestation of any other officer of the Company; and further

RESOLVED, that all acts, transactions or agreements undertaken by any of the officers or representatives of the Company, in the name and on behalf of the Company, prior to the adoption of these resolutions, and in connection with or furtherance of any of the foregoing matters, be, and hereby are, adopted, approved, ratified and confirmed in all respects and for all purposes as the validly authorized acts and deeds of the Company.

A-4

CHENIERE ENERGY INVESTMENTS, LLC

WRITTEN CONSENT OF SOLE MEMBER

IN LIEU OF MEETING

November 12, 2013

The undersigned, being the sole member (the “Sole Member”) of Cheniere Energy Investments, LLC, a Delaware limited liability company (the “Company”), does hereby, pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act, vote for, adopt, approve and consent to the following resolutions and the actions contemplated hereby, it being the understanding and intention that the execution of this written consent is in lieu of the holding of a meeting of the members of the Company.

WITNESS the execution hereof by the undersigned, effective as of the date first set forth above.

CHENIERE ENERGY PARTNERS, L.P.

By:	Cheniere Energy Partners GP, LLC

By:

	Name:	H. Davis Thames
	Title:	Senior Vice President and Chief Financial Officer

1

RESOLUTIONS

OF THE SOLE MEMBER OF

CHENIERE ENERGY INVESTMENTS, LLC

Assignment of the SPLNG O&M Agreement

WHEREAS, Cheniere Energy Partners GP, LLC, a Delaware limited liability company, is the general partner (the “General Partner”) of Cheniere Energy Partners, L.P., a Delaware limited partnership (the “Partnership”);

WHEREAS, Sabine Pass LNG, L.P., a Delaware limited partnership (“SPLNG”), and the Company are wholly owned subsidiaries of the Partnership;

WHEREAS, Cheniere LNG O&M Services, LLC, a Delaware limited liability company (“Cheniere O&M”), is a wholly owned subsidiary of Cheniere Energy, Inc., a Delaware corporation (“Cheniere”);

WHEREAS, Cheniere O&M and SPLNG entered into an Operation and Maintenance Agreement (Sabine Pass LNG Facilities) dated February 25, 2005 (the “Original SPLNG O&M Agreement”), as amended by that certain Amended and Restated Operation and Maintenance Agreement (Sabine Pass LNG Facilities) dated August 9, 2012, among Cheniere O&M, the General Partner and SPLNG (the “SPLNG O&M Agreement”);

WHEREAS, the General Partner desires to assign to the Company, and the Company desires to accept and assume, all of the General Partner’s rights and obligations under the SPLNG O&M Agreement (the “SPLNG Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “SPLNG Assignment Agreement”) between the Company and the General Partner (as acknowledged and consented to by SPLNG and Cheniere O&M);

WHEREAS, in connection with the SPLNG Assignment, the Company has been presented with a form of Amended and Restated Operator Consent and Agreement among the Company, SPLNG and The Bank of New York Mellon, as Collateral Trustee (the “SPLNG Restated Consent and Agreement”); and

WHEREAS, the Sole Member deems the SPLNG Assignment, the SPLNG Assignment Agreement and the SPLNG Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the SPLNG Assignment, the SPLNG Assignment Agreement and the SPLNG Restated Consent and Agreement be, and hereby are, authorized, approved and ratified in all respects; and further

RESOLVED, that each officer of the Company (each, an “Authorized Officer”) be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the

Company, to execute and deliver the SPLNG Assignment Agreement and the SPLNG Restated Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Sole Member thereof; and further

Assignment of the SPL O&M Agreement

WHEREAS, Sabine Pass Liquefaction, LLC, a Delaware limited liability company (“SPL”), is a wholly owned subsidiary of the Partnership;

WHEREAS, the General Partner, Cheniere O&M and SPL entered into an Operation and Maintenance Agreement (Sabine Pass Liquefaction Facilities) dated May 14, 2012 (the “SPL O&M Agreement”);

WHEREAS, the General Partner desires to assign to the Company, and the Company desires to accept and assume, all of the General Partner’s rights and obligations under the SPL O&M Agreement (the “SPL Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “SPL Assignment Agreement”) between the Company and the General Partner (as acknowledged and consented to by SPL and Cheniere O&M);

WHEREAS, in connection with the SPL Assignment, the Company has been presented with a form of Second Amended and Restated Consent and Agreement among the Company, SPL, Cheniere O&M and Société Générale, as Common Security Trustee (the “SPL Restated Consent and Agreement”); and

WHEREAS, the Sole Member deems the SPL Assignment, the SPL Assignment Agreement and the SPL Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the SPL Assignment, the SPL Assignment Agreement and the SPL Restated Consent and Agreement be, and hereby are, authorized, approved and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the SPL Assignment Agreement and the SPL Restated Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Sole Member thereof; and further

Assignment of the Creole Trail O&M Agreement

WHEREAS, Cheniere Creole Trail Pipeline, L.P., a Delaware limited partnership (“Creole Trail”), is a wholly owned subsidiary of the Company;

WHEREAS, Cheniere O&M and Creole Trail entered into an Operation and Maintenance Agreement (Cheniere Creole Trail Pipeline), dated November 26, 2007 (the “Original Creole Trail O&M Agreement”), as amended by the Amended and Restated Operation and Maintenance Agreement (Cheniere Creole Trail Pipeline), dated May 27, 2013, among Cheniere O&M, the General Partner and Creole Trail (the “Creole Trail O&M Agreement”);

WHEREAS, the General Partner desires to assign to the Company, and the Company desires to accept and assume, all of the General Partner’s rights and obligations under the Creole Trail O&M Agreement (the “Creole Trail Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “Creole Trail Assignment Agreement”) between the Company and the General Partner (as acknowledged and consented to by Creole Trail and Cheniere O&M);

WHEREAS, in connection with the Creole Trail Assignment, the Company has been presented with a form of Amended and Restated Consent and Agreement among the Company, Cheniere O&M, Creole Trail and The Bank of New York Mellon, as Collateral Agent (the “Creole Trail Restated Consent and Agreement”); and

WHEREAS, the Sole Member deems the Creole Trail Assignment, the Creole Trail Assignment Agreement and the Creole Trail Restated Consent and Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the Creole Trail Assignment, the Creole Trail Assignment Agreement and the Creole Trail Restated Consent and Agreement be, and hereby are, authorized, approved and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the Creole Trail Assignment Agreement and the Creole Trail Restated Consent and Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Sole Member thereof; and further

Assignment of the Secondment Agreement

WHEREAS, the General Partner and Cheniere O&M entered into an Amended and Restated Services and Secondment Agreement dated August 9, 2012 (the “Secondment Agreement”);

WHEREAS, the General Partner desires to assign to the Company, and the Company desires to accept and assume, all of the General Partner’s rights and obligations under the Secondment Agreement (the “Secondment Assignment”), and with respect thereto intends to enter into an Assignment and Assumption Agreement (the “Secondment Assignment Agreement”) between the Company and the General Partner (as acknowledged and consented to by Cheniere O&M); and

WHEREAS, the Sole Member deems the Secondment Assignment and the Secondment Assignment Agreement desirable and in the best interests of the Company;

NOW, THEREFORE, BE IT HEREBY:

RESOLVED, that the Secondment Assignment and the Secondment Assignment Agreement be, and hereby are, authorized, approved and ratified in all respects; and further

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver the Secondment Assignment Agreement in such form as such Authorized Officer shall approve, and to perform all of the agreements and obligations of the Company contemplated by such documents and to consummate the transactions contemplated thereby, the taking of any of the foregoing actions to be conclusive evidence of the approval of the Sole Member thereof; and further

All Further Action; Ratification of Prior Acts

RESOLVED, that each Authorized Officer be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to prepare, execute, deliver and perform such agreements, documents and other instruments, to pay or cause to be paid any and all costs, fees and expenses, to execute and deliver or cause to be executed and delivered such notices, requests, demands, directions, consents, approvals, orders, applications, certificates, agreements, undertakings, supplements, amendments, further assurances or other instruments or communications, and to take any and all such further actions and incur such expenses as any such Authorized Officer, in his or her discretion, shall deem necessary, appropriate, advisable or desirable to effect and to carry out fully the intent and purposes of the foregoing resolutions and to consummate the transactions contemplated thereby, the taking of any such action and the preparation, execution, delivery and performance of any such agreements, documents or other instruments to be conclusive evidence of the approval of the Company’s members thereof and all matters relating thereto; and further

RESOLVED, that the execution by any of the Authorized Officers of any document authorized by any of the foregoing resolutions, or any document executed in accomplishment of any action or actions so authorized, be, and hereby is, authorized and is the enforceable and binding act and obligation of the Company, without the necessity of the signature or attestation of any other officer of the Company; and further

RESOLVED, that all acts, transactions or agreements undertaken by any of the officers or representatives of the Company, in the name and on behalf of the Company, prior to the adoption of these resolutions, and in connection with or furtherance of any of the foregoing matters, be, and hereby are, adopted, approved, ratified and confirmed in all respects and for all purposes as the validly authorized acts and deeds of the Company.

Exhibit E

[Incumbency Certificate for O&M Services and CEILLC]

EXHIBIT D

INCUMBENCY

(Cheniere LNG O&M Services, LLC)

Name	Office	Specimen Signature

R. Keith Teague	President

H. Davis Thames	Chief Financial Officer

Graham A. McArthur	Treasurer

SECRETARY’S CERTIFICATE - CHENIERE LNG O&M SERVICES, LLC

EXHIBIT D

INCUMBENCY

(Cheniere Energy Investments, LLC)

Name	Office	Specimen Signature

R. Keith Teague	President

H. Davis Thames	Chief Financial Officer

Graham A. McArthur	Treasurer

SECRETARY’S CERTIFICATE - CHENIERE ENERGY INVESTMENTS, LLC

Exhibit F

[Secondment Assignment and Assumption Agreement]

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of November 20, 2013 (the “Effective Date”), is by and between Cheniere Energy Partners GP, LLC, a Delaware limited liability company (“Assignor”), and Cheniere Energy Investments, LLC, a Delaware limited liability company (“Assignee”).

R E C I T A L S:

WHEREAS, Assignor is party to that certain Amended and Restated Services and Secondment Agreement between Assignor and Cheniere LNG O&M Services, LLC (“O&M Services), dated as of August 9, 2012 (the “Secondment Agreement”); and

WHEREAS, Assignor desires to transfer, assign and convey all of Assignor’s rights, titles, obligations, liabilities and interests in and under the Secondment Agreement to Assignee, and Assignee desires to assume all of Assignor’s rights, titles, obligations, liabilities and interests in and under the Secondment Agreement in accordance and with the terms and conditions of this Assignment; and

WHEREAS, pursuant to Section 7.7 of the Secondment Agreement, Assignor is required to obtain a prior written consent of O&M Services with respect to the assignment and acceptance of the Secondment Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as set forth below.

A G R E E M E N T:

1. Assignment. Assignor hereby transfers, assigns, conveys and sets over unto Assignee all of Assignor’s rights, titles and interests in, to and under the Secondment Agreement arising on and after the Effective Date.

2. Assumption. Assignee, for itself, its successors and assigns, hereby accepts the assignment of the Secondment Agreement and hereby assumes and agrees to pay, perform, fulfill, discharge, and comply with all covenants, claims, liabilities and obligations, which are to be paid, performed, fulfilled, discharged and complied with by Assignor under the Secondment Agreement on and after the Effective Date.

3. Consent and Release. O&M Services hereby consents to the assignment and assumption of the Secondment Agreement, as set forth in Sections 1 and 2 above, and hereby releases the Assignor from all its duties and obligations with respect to the Secondment Agreement arising on and after the Effective Date.

4. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee as follows:

a. This Assignment has been duly executed and delivered by Assignor, and constitutes, Assignor’s valid and binding obligation enforceable against Assignor in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles.

b. The execution, delivery and performance of this Assignment by Assignor does not and will not: (i) violate any applicable provision of law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any governmental authority; (ii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture, or other agreement or instrument to which Assignor is a party or by which it is bound or to which its properties or assets is subject; or (iii) result in the creation or imposition of any lien, pledge, hypothecation, mortgage, security interest, escrow, charge, equity interest, option, obligation, undertaking, license, claim, demand, or any other restriction, condition or encumbrance of any kind (collectively, “ Encumbrance”) upon any of the properties or assets of Assignor.

5. Representations and Warranties of Assignee. Assignee hereby represents and warrants to Assignee as follows:

a. This Assignment has been duly executed and delivered by Assignee, and constitutes Assignee’s valid and binding obligation enforceable against Assignee in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles.

b. The execution, delivery and performance of this Assignment by Assignee does not and will not: (i) violate any applicable provision of law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any governmental authority; (ii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Assignee is a party or by which it is bound or to which its properties or assets is subject; or (iii) result in the creation or imposition of any Encumbrance of any kind upon any of the properties or assets of Assignee.

6. Assignee’s Indemnification of Assignor. Assignee shall and does hereby agree to indemnify, defend and hold Assignor harmless from and against all damages, liabilities, obligations, actions, suits, proceedings and claims, and all costs and expenses, including but not limited to reasonable attorneys’ fees and court costs, incurred by Assignor, its successors, legal representatives and assigns in connection with the Secondment Agreement, based upon or arising out of any breach of the Secondment Agreement by Assignee occurring on and after the Effective Date.

7. Assignor’s Indemnification of Assignee. Assignor shall and does hereby agree to indemnify, defend and hold Assignee harmless from and against all damages, liabilities, obligations, actions, suits, proceedings and claims, and all costs and expenses, including but not limited to reasonable attorneys’ fees and court costs, incurred by Assignee, its successors, legal representatives and assigns in connection with the Secondment Agreement, based upon or arising out of any breach of the Secondment Agreement by Assignor occurring prior to the Effective Date.

8. Further Assurances. Assignor and Assignee shall execute, acknowledge and deliver all such further documents, and shall take such further actions, as may be necessary or appropriate more fully to assure to Assignee or its successors and assigns the assignment to Assignee of all of the rights, titles and interests conveyed, or intended to be conveyed, to Assignee hereby and more fully to assure to Assignor or its successor and assigns the assumption by Assignee of the covenants, claims, liabilities and obligations assumed, or intended to be assumed, by Assignee hereby.

9. No Third Party Beneficiaries. Nothing expressed or implied in this Assignment is intended to confer upon any person, other than Assignor and Assignee and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment.

10. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Texas (excluding any conflicts of law rules).

11. Binding Effect. This Assignment shall inure to the benefit of and shall he binding upon the parties hereto and their respective successors and permitted assigns.

12. Counterparts. The parties agree that this Assignment may be executed by the parties in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13. Headings. The headings in this Assignment are for purposes of reference only and do not affect the meaning of this Assignment.

*            *             *

Assignor and Assignee, intending to be legally bound, have caused this Assignment to be executed by its duly authorized representatives as of the date set forth above.

ASSIGNOR:

CHENIERE ENERGY PARTNERS GP, LLC

By:
Name:	H. Davis Thames
Title:	Senior Vice President and Chief Financial Officer

ASSIGNEE:

CHENIERE ENERGY INVESTMENTS, LLC

By:
Name:	Graham A. McArthur
Title:	Treasurer

CONSENTED AND AGREED:

CHENIERE LNG O&M SERVICES, LLC

By:
Name:	H. Davis Thames
Title:	Chief Financial Officer

ASSIGNMENT AND ASSUMPTION AGREEMENT (SECONDMENT AGREEMENT)